SECURITIES AND EXCHANGE COMMISSION
	Washington, D.C.  20549

	FORM 8-K

	CURRENT REPORT

	Pursuant to Section 13 or 15(d) of the
	Securities Exchange Act of 1934


	Date of Report (date of earliest event reported):	December 28, 1998


	SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

	(as depositor under the Pooling and Servicing
	Agreement, dated as of May 1, 1998, providing
	for the issuance of Asset-Backed Floating Rate Certificates, Series 1998-NC2)

	SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
	(Exact name of registrant as specified in its charter)

              Delaware          	  333-50153      	    13-3439681
(State or Other Jurisdiction	(Commission	        (I.R.S. Employer
of Incorporation)		File Number)	        Identification No.)


Seven World Trade Center
New York, New York					 10048
(Address of Principal Executive Offices)		(Zip Code)


Registrant's telephone number, including area code:	 (212) 783-5659

Item 5.	Other Events

		On December 28, 1998 a scheduled distribution was made from the Trust
		to holders of the Class A Certificates.  The Trustee has caused to be filed
		with the Commission, the Monthly Report dated December 28, 1998.
		The Monthly Report is filed pursuant to and in accordance with
		(1) numerous no-action letters (2) current Commission policy in the area.

		A. 	Monthly Report Information:
			See Exhibit No.1


		B.	Have any deficiencies occurred?   NO.
				Date:
				Amount:

		C.	Item 1: Legal Proceedings:	NONE

		D.	Item 2: Changes in Securities:	NONE

		E.	Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

		F.	Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if
			applicable:  NOT APPLICABLE


Item 7. Monthly Statements and Exhibits

	 Exhibit No.

		1.	Monthly Distribution Report dated December 28, 1998.

SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
NEW CENTURY ASSET-BACKED FLOATING RATE CERTIFICATES
SERIES 1998-NC2



Distribution Date:          12/28/98


               Beginning                               Ending
               Certificate                             Certificate
ClassCusip     Balance(1)  Principal Interest  Losses  Balance
A    79548KYV4 136155597.903452508.68 654292.78   0.00 132703089.22
M-1  79548KYW2 18812500.00      0.00   94196.92   0.00  18812500.00
M-2  79548KYX0 14512500.00      0.00   75060.75   0.00  14512500.00
M-3  79548KYY8  7525000.00      0.00   43059.14   0.00   7525000.00
CE   N/A        4300000.00      0.00  531567.93   0.00   4300000.00
P    N/A              1.00      0.00   50747.31   0.00         1.00
R-III79548KZB7        0.00      0.00       0.00   0.00         0.00
Total          181305598.903452508.681448924.83   0.00 177853090.22




           AMOUNTS PER $1,000 UNIT               PASS THROUGH RATES

                                     Ending            Current
                                     Certificate       Pass-Through
ClassPrincipal Interest    Total     Balance   Losses  Interest Rate
A    20.326846   3.8521868 24.179033 781.297166 0.0000     5.24234%
M-1   0.000000   5.0071452  5.007145 1000.00000 0.0000     5.46234%
M-2   0.000000   5.1721447  5.172145 1000.00000 0.0000     5.64234%
M-3   0.000000   5.7221449  5.722145 1000.00000 0.0000     6.24234%
CE    0.000000  123.620449 123.6204491000.00000 0.0000     3.51827%
P     0.000000 507473.10000507473.100 10.00000  0.0000         N/A
R-III 0.000000    0.000000  0.000000   0.00000  0.0000     5.24234%



Section 4.02 (iii.)
MASTER SERVICER COMPENSATION           75544.00
TRUSTEE FEES                               0.00

Section 4.02 (iv.)
P&I ADVANCES               Total Advances                 366522.66
*Note: P&I Advances are made on Mortgage Loans Delinquent as of the Determination Date.

Section 4.02 (v.)
BALANCES AS OF:  28-Dec-98
               Stated Principal Balance of Mortgage Loans 177612425.94
               Stated Principal Balance of REO Properties    240664.18

Section 4.02 (vi.)
MORTGAGE LOAN CHARACTERISTICS
           Number of Loans (Beginning)                            1643
           Aggregate Principal Balance as of the Due Date 181305598.79
           Number of Loans (Ending)                              1,609
           Aggregate Principal Balance as of the Due Date 177853090.12
           Weighted Average Remaining Term to Maturity             345
           Beginning Weighted Average Mortgage Rate           9.77156%
           Number of Subsequent Loans                               0
           Balance of Subsequent Loans                            0.00

                                     Unpaid            Stated
Section 4.02 (vii.)                  Principal         Principal
DELINQUENCY INFORMATION              Balance   Number  Balance
30-59 days delinquent                4619648.45      39 4612665.87
60-89 days delinquent                1506033.72      16 1503186.46
90 or more days delinquent           532728.36        7  531482.44
Foreclosure proceedings commenced    2708763.04      36 2701572.87
*Note: In accordance with the Master Servicer, the Delinquency Information relates to the Prepayment Period.

Section 4.02 (viii.)
REO INFORMATION Loans that became REO properties in the
                preceding calendar month:
                           Unpaid    Stated
               Loan        Principal Principal
               Number      Balance   Balance


Section 4.02 (ix.)         Book Value of REO Properties   259073.45
REO BOOK VALUES

Section 4.02 (x.)
PRINCIPAL PREPAYMENTS
               Aggregate Amount of Principal Prepayments
                                     Curtailments          14609.52
                                     Payments in Full    3336338.66

               Prepayment Charges                          50747.31
               REO Principal Amortization                    107.15

Section 4.02 (xi.)         Realized Losses that were incurred during the
REALIZED LOSSES            related Prepayment Period:

                           Total Realized Losse   0.00
                           Which Include:
                           Extraordinary Losses   0.00
                           Fraud Losses           0.00
                           Special Hazard Losse   0.00
                           Bankruptcy Losses      0.00

Section 4.02 (xii.)
EXTRAORDINARY TRUST FUND EXPENSES
     Extraordinary Trust Fund Expenses withdrawn from the Collection Account or Distribution Account that caused a reduction of the
     Available Distribution Amount:               0.00

Section 4.02 (xiv.)
CERTIFICATE FACTOR                   Certificate
                                     Factor
                           Class A    0.781297
                           Class M-1  1.000000
                           Class M-2  1.000000
                           Class M-3  1.000000
                           Class CE   0.827224

Section 4.02 (xv.)
INTEREST DISTRIBUTION AMOUNTS

                           Interest  Reduction from the Allocation of:
               Interest    Carry     Prepayment        Relief Act
               DistributionForward   Interest          Interest
               Amount      Amount    ShortfallsLosses  Shortfalls
     A           654292.78      0.00      0.00    0.00        0.00
     M-1          94196.92      0.00      0.00    0.00        0.00
     M-2          75060.75      0.00      0.00    0.00        0.00
     M-3          43059.14      0.00      0.00    0.00        0.00
     CE          531567.93       NA       0.00    0.00        0.00
     TOTAL      1398177.52      0.00      0.00    0.00        0.00

Section 4.02 (xvi.)
PREPAYMENT INTEREST SHORTFALLS
Prepayment Interest Shortfalls not covered by the Servicer    0.00


Section 4.02 (xvii.)
                           Relief Act Interest Shortfall      0.00

Section 4.02 (xviii.)      Fraud Loss Amount            6450003.00
                           Bankruptcy Amount             100000.00
                           Special Hazard Amount        2262284.00

Section 4.02 (xix.)
               Required Overcollateralized Amount       4300000.00
               Credit Enhancement Percentage              25.38612%

Section 4.02 (xx.)
               Overcollateralization Increase Amount          0.00

Section 4.02 (xxi.)
               Overcollateralization Reduction Amount         0.00

Section 4.02 (xxii.)
PASS THROUGH RATE
               A             5.24234%  5.82438%
               M-1           5.46234%  6.04438%
               M-2           5.64234%  6.22438%
               M-3           6.24234%  6.82438%
               CE            3.51827%

Section 4.02 (xxiii.)
PRE-FUNDING AND INTEREST COVERAGE ACCOUNT
Amount on Deposit in the Pre-Funding Account         0.00
Amount on Deposit in the Interest Coverage Account   0.00


Section 4.02 (xxiv.)
PRE-FUNDING ACCOUNT DEPOSITS
Amount from the Pre-Funding Account
distributed to the Certificates                               0.00

PERFORMANCE MEASURES
Net Monthly Excess Cash Flow                             531567.93

               Delinquency Percentage                      2.79832%

               Stepdown Date Occurrence        NO
               Trigger Event Occurrence        NO



	SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

			SALOMON BROTHERS MORTGAGE
			SECURITIES VII, INC.


				By: /s/ Eve Kaplan
				Name:  Eve Kaplan
				Title:	Vice President
				U.S. Bank National Association


Dated: December 31, 1998